EXHIBIT 24.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated January 19, 1995 included in Consolidated Papers, Inc.'s Form 10-K for the year ended December 1, 1994 included in or made a part of this registration statement.

                                   /s/ Arthur Andersen LLP

                                   ARTHUR ANDERSEN LLP


Milwaukee, Wisconsin
June 9, 1995